UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 13, 2006

VERTIS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	No. 333-97721	No. 13-3768322
(State or other Jurisdiction	(Commission	(IRS Employer Identification No.)
of Incorporation)	File Number)

250 West Pratt Street
Baltimore, MD	21201
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code)

(410) 528-9800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective March 13, 2006, Vertis, Inc. (“Vertis” or the “Company”) amended the employment agreement of Mr. Dean D. Durbin, dated August 31, 2003 and filed as exhibit 10.43 to Vertis’ 2003 Annual Report on Form 10-K to reflect Mr. Durbin’s new position and title as Chief Executive Officer and President of Vertis, effective as of February 9, 2006, and to reflect Mr. Durbin’s new salary of $570,000, effective as of January 29, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.
(Registrant)

Date: March 17, 2006	By:	/s/ JAMES BURNETT
		Name:	James Burnett
		Title:	Vice President, Controller
and Compliance Officer